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                                                                    EXHIBIT 10.5

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

         THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT ("Pledge Agreement"), dated August 27, 2001, is by RBX INDUSTRIES, INC., a Delaware corporation ("Pledgor"), with its chief executive office at 5221 Valleypark Drive, Roanoke, Virginia 24019 in favor of CONGRESS FINANCIAL CORPORATION, a Delaware corporation, in its capacity as collateral agent pursuant to the Collateral Agency Agreement (as hereinafter defined) acting for and on behalf of Congress and the Note Trustee, each as hereinafter defined (in such capacity, together with any successor or replacement collateral agent, "Pledgee"), having an office at 1133 Avenue of the Americas, New York, New York 10036.

                              W I T N E S S E T H:


         WHEREAS, Pledgor is now the direct and beneficial owner of the issued and outstanding membership interests (collectively, the "Pledged Interests") of NeoCork Technologies, L.L.C. set forth on Exhibit A annexed hereto and made a part hereof (the "Issuer"); and

         WHEREAS, Pledgor has entered into or is about to enter into financing arrangements with Congress Financial Corporation ("Congress") pursuant to which Congress may make loans and advances and provide other financial accommodations to Pledgor as set forth in the Amended and Restated Loan Agreement, dated of even date herewith, by and among Congress, RBX Corporation ("RBX") and Pledgor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Pledge Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Congress Agreements");

         WHEREAS, RBX, the parent corporation of Pledgor, has issued its 12% Senior Secured Notes due 2006 (the "Senior Notes") pursuant to the Indenture, dated of even date herewith, by and among State Street Bank and Trust Company, in its capacity as trustee for the holders of the Senior Notes (in such capacity, "Note Trustee"), RBX, as Issuer and Pledgor, as guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being referred to herein as the "Indenture"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Indenture and the Senior Notes, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Note Agreements");

         WHEREAS, Congress and the Note Trustee, on behalf of itself and the holders of the Senior Notes (collectively, "Lenders") have authorized and appointed Pledgee to act for and on

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behalf of each of them as collateral agent as set forth in the Intercreditor and
Collateral Agency Agreement, dated of even date herewith, by and among Note Trustee on behalf of the holders of the Senior Notes, Congress and Pledgee, as acknowledged and agreed to by Pledgor and RBX (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Collateral Agency Agreement"); and

         WHEREAS, in order to induce Pledgee and Lenders to enter into the Congress Agreements and the Note Agreements (collectively, the "Financing Agreements") and to make loans and advances and provide other financial accommodations to Pledgor pursuant thereto, Pledgor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Pledgee this Pledge Agreement and (ii) delivering to Pledgee any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

         1.  GRANT OF SECURITY INTEREST

         (a) To secure payment and performance of all Obligations (as hereinafter defined), Pledgor hereby assigns, pledges, hypothecates, transfers and sets over to Pledgee and grants to Pledgee on behalf of Lenders a security interest in and lien upon, and hereby confirms, reaffirms and restates the prior grant thereof to Pledgee pursuant to the Existing Agreement (as hereinafter defined) in and upon, (i) the Pledged Interests and all other ownership interests of Pledgor in the Issuer, all certificates (if any) representing or evidencing such ownership interests and (A) all right, title and interest in, to and under the Operating Agreement with respect to Issuer as set forth on Exhibit A hereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced, the "LLC Agreement"), including, without limitation, all of its right, title and interest (if any) as a member to participate in the operation or management of the Issuer and all of its ownership interests under the LLC Agreement, and (B) all present and future rights of Pledgor to receive payment of money or other distribution of payments arising out of or in connection with the Pledged Interests and all other ownership interests and its rights under the LLC Agreement, now or hereafter owned by Pledgor, (ii) all proceeds of and to any of the property of Pledgor described above, including, without limitation, all causes of action, claims and warranties now or hereafter held by Pledgor in respect of any of the items listed above, and to the extent related to any property described above or such proceeds and (iii) Pledgor's records with respect to the foregoing (all of the foregoing described in clauses (i), (ii) and (iii) being collectively referred to herein as the "Collateral").

         (b) This Pledge Agreement is executed only as security for the Obligations and, therefore, the execution and delivery of this Pledge Agreement shall not subject Pledgee or any Lender to, or transfer or pass to Pledgee or any Lender, or in any way affect or modify, the liability of Pledgor under the LLC Agreements or any related agreements, documents or instruments. In no event shall the acceptance of this Pledge Agreement by Pledgee or Lenders or


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the exercise by Pledgee or any Lender of any rights hereunder or assigned hereby, constitute an assumption of any liability or obligation of Pledgor to, under or in connection with the LLC Agreement or any related agreements, documents or instruments.

         2.  OBLIGATIONS SECURED

         The security interest, lien and other interests granted to Pledgee pursuant to this Pledge Agreement shall secure the payment and performance of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Pledgor to Pledgee or any Lender, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, to the extent arising under this Pledge Agreement, the Existing Congress Agreement (as hereinafter defined), the Loan Agreement, the Indenture or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement, or before, during or after the confirmation of any plan of reorganization in the Chapter 11 Cases, or after the commencement of any case with respect to Pledgor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, and liquidated or unliquidated (all of the foregoing being collectively referred to herein as the "Obligations").

         3.  REPRESENTATIONS, WARRANTIES AND COVENANTS

         Pledgor hereby represents, warrants and covenants with and to Pledgee the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

         (a) The ownership interests of Pledgor in the Issuer now or hereafter owned by Pledgor, are duly authorized, validly existing, fully paid and non-assessable and constitute Pledgor's entire interest in the Issuer and Pledgor is the registered owner of such ownership interests.

         (b) The Collateral is directly, legally and beneficially owned by Pledgor, free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description, except for the pledge, lien and security interest in favor of Pledgee and the pledges, claims, liens, encumbrances and security interests permitted under the other Security Agreements (as defined in the Loan Agreement).

         (c) The Collateral is not subject to any restrictions relative to the transfer thereof and Pledgor has the right to transfer and hypothecate the Collateral free and clear of any liens, encumbrances or restrictions other than the requirement pursuant to the LLC Agreement for the consent of NeoCork Technologies, Inc. to the pledge herein, which consent has been obtained.

         (d) The Collateral is duly and validly pledged to Pledgee and, subject to the entry of the Confirmation Order (as defined in the Loan Agreement), no consent or approval of any


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governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party, was or is necessary to the validity and enforceability of this Pledge Agreement other than the United States Bankruptcy Court for the Western District of Virginia, Roanoke Division pursuant to the Chapter 11 Cases, which consent and approval has been granted pursuant to the Confirmation Order.

         (e) Pledgor authorizes Pledgee to: (i) store, deposit and safeguard the Collateral, (ii) perform any and all other acts which Pledgee in good faith deems reasonable and/or necessary for the protection and preservation of the Collateral or its value or Pledgee's security interest therein, including, without limitation, at any time on or after an Event of Default and for so long as the same is continuing, transferring, registering or arranging for the transfer or registration of the Collateral to or in Pledgee's own name and receiving the income therefrom as additional security for the Obligations and
(iii) pay any charges or expenses which Pledgee, in its good faith determination, deems necessary for the foregoing purpose, but without any obligation to do so (and any amounts so paid shall constitute Obligations under the Loan Agreement). Any obligation of Pledgee for reasonable care for the Collateral in Pledgee's possession shall be limited to the same degree of care which Pledgee uses for similar property pledged to Pledgee by other persons.

         (f) If Pledgor shall become entitled to receive or acquire, or shall receive any membership interest certificate, or option or right with respect to the membership interests of Issuer (including without limitation, any certificate representing a distribution or exchange of or in connection with reclassification of the Pledged Interest) whether as an addition to, in substitution of, or in exchange for any of the Collateral or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or appropriate powers and/or assignments duly executed to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof, as further security for the Obligations.

         (g) Pledgor shall keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Pledgee may require in order to reflect the security interests granted by this Pledge Agreement.

         (h) With respect to the ownership interests in the Issuer held by Pledgor, Pledgor shall execute and deliver written instructions to Issuer in the form of Exhibit B hereto to register the pledge, security interest and lien arising hereunder in such ownership interests in the registration books maintained by Issuer for such purpose and Pledgor shall use reasonable efforts to promptly cause Issuer to execute and deliver to Pledgee a written confirmation in the form of Exhibit C hereto to the effect that the pledge, security interest and lien granted to Pledgee hereunder in such ownership interests has been duly registered in such registration books.

         (i) Except as expressly permitted by the Loan Agreement, Pledgor shall not, without the prior consent of Pledgee, directly or indirectly, sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Collateral, nor shall Pledgor create, incur or permit any


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further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Collateral.

         (j) So long as no Event of Default (as hereinafter defined) has occurred and is continuing, Pledgor shall have the right to exercise all limited liability company rights with respect to the Collateral, except as expressly prohibited herein, and to receive any distributions payable in respect of the Collateral.

         (k) Prior to or concurrently with the execution and delivery of this Pledge Agreement, Pledgor shall register the pledge hereunder of its ownership interests in the Issuer for purposes of Article 8 of the Uniform Commercial Code. There are no certificates or other written instruments evidencing or representing the Collateral.

         (l) Pledgor has delivered to Pledgee a true, correct and complete copy of the LLC Agreement and the articles of organization of Issuer. There are and shall be no other agreements governing the formation, organization or terms of the membership interests with respect to any Issuer.

         (m) Pledgor shall not give its consent to Issuer, directly or indirectly, to (i) issue, sell, grant, assign, transfer or otherwise dispose of, any additional membership interests of Issuer or any option or warrant with respect to, or other right or security convertible into, any additional members interests, now or hereafter authorized, unless all such additional membership interests, options, warrants, rights or other such securities are made and shall remain part of the Collateral subject to the pledge and security interest granted herein, (ii) amend the articles of organization or operating agreement of the Issuer to limit or restrict the permissible activities in which Issuer may engage, without the prior written consent of Pledgee, (iii) take any action to withdraw the authority of or to limit or restrict the authority of the Issuer's managers or officers to deal and contract with Pledgee and to bind and obligate Issuer, or (iv) pay any interim distribution in cash or other assets to any member, except as permitted in the Loan Agreement. Any distribution by Issuer other than as permitted in the Loan Agreement shall constitute a "wrongful distribution" for purposes of applicable law.

         (n) Upon learning thereof, Pledgor shall promptly notify Pledgee in writing of the occurrence of any event specified in Issuer's articles of organization or operating agreement that may result in Issuer's dissolution or liquidation.

         (o) Pledgor shall not amend, modify or supplement any of the provisions of the LLC Agreement without the prior written consent of the Pledgee if any such amendment, modification or supplement would or could affect any rights of Pledgee hereunder or under any of the other Financing Agreements.

         (p) Pledgor shall pay all charges and assessments of any nature against the Collateral or with respect thereto prior to said charges and/or assessments being delinquent.


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         (q) Pledgor shall promptly reimburse Pledgee, on demand, together with interest at the highest rate then applicable to the Obligations set forth in the Loan Agreement or the Indenture, as the case may be, for any charges, assessments or expenses paid or incurred by Pledgee or any Lender in their discretion, exercised in good faith, for the protection, preservation and maintenance of the Collateral and the enforcement of Pledgee's or Lenders' rights hereunder, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Pledgee or any Lender in good faith in seeking to protect, collect or enforce its rights in the Collateral or otherwise hereunder. Any such amounts paid or incurred by Pledgee or any Lender shall constitute part of the Obligations secured hereby and may be charged by Pledgee to any loan account of Pledgor maintained by Pledgee or any Lender, at its option.

         (r) Pledgor shall furnish, or cause to be furnished, to Pledgee such information concerning Issuer and the Collateral as Pledgee may from time to time reasonably request in good faith, including, without limitation, current financial statements to the extent available.

         (s) Pledgee may notify Issuer or the appropriate transfer agent of the Collateral to register the security interest and pledge granted herein and honor the rights of Pledgee with respect thereto.

         (t) Pledgor waives: (i) all rights to require Pledgee or Lenders to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations, (iii) any right of subrogation or interest in the Obligations or Collateral until all Obligations have been paid in full, (iv) any rights to notice of any kind or nature whatsoever, unless specifically required in this Pledge Agreement, the Loan Agreement (to the extent applicable to this Pledge Agreement) or non-waivable under any applicable law, and (v) to the extent permissible, its rights under Section 9-207 of the Uniform Commercial Code. Pledgor agrees that the Collateral, other collateral, or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Pledge Agreement. Pledgee is entitled to all of the benefits of a secured party set forth in Section 9-207 of the Uniform Commercial Code.

         4.  NO ASSUMPTION OF LIABILITIES.

         (a) Nothing herein shall be construed to make Pledgee or Lenders liable as a member of Issuer and Pledgee and Lenders by virtue of this Pledge Agreement or otherwise shall not have any of the duties, obligations or liabilities of a member of Issuer. The parties hereto expressly agree that this Pledge Agreement shall not be construed as creating a partnership or joint venture among the Pledgee or any Lender and Pledgor and/or Issuer.

         (b) By accepting this Pledge Agreement, Pledgee and Lenders do not intend to become a member of Issuer or otherwise be deemed to be a co-venturer with respect to Pledgor or Issuer either before or after an Event of Default shall have occurred. Pledgee and Lenders shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities


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of Pledgor or of a member of Issuer. Pledgee and Lenders shall not be obligated to perform or discharge any obligation of Pledgor as a result of the pledge hereby effected.

         (c) The acceptance by Pledgee and Lenders of this Pledge Agreement, with all of the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee or Lenders to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expense or perform or discharge any obligation, duty or liability hereunder or otherwise with respect to the Collateral.

         5.  EVENTS OF DEFAULT

         The occurrence or existence of any Event of Default under the Loan Agreement or Indenture is referred to herein individually as an "Event of Default" and collectively as "Events of Default".

         6.  RIGHTS AND REMEDIES

         At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Pledgee and Lenders, whether provided under this Pledge Agreement, the Loan Agreement, the Indenture, the other Financing Agreements, applicable law or otherwise, Pledgee shall have the following rights and remedies which may be exercised without notice to, or consent by, Pledgor except as such notice or consent is expressly provided for hereunder, under the Loan Agreement (to the extent applicable to this Pledge Agreement), or under the Confirmation Order:

         (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct the Issuer (or the appropriate transfer agent of the Collateral) to register any or all of the Collateral in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee. After said instruction, and without further notice, Pledgee shall have the exclusive right to exercise all rights with respect to the Collateral, and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to the Collateral as if Pledgee were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect thereto. Upon the exercise of any such rights, privileges or options by Pledgee, Pledgee shall have the right to deposit and deliver any and all of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability, except to account for property actually received by Pledgee. However, Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Pledgee) and shall not be responsible for any failure to do so or delay in doing so.


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         (b) Upon prior written notice thereof to Issuer and Pledgor, (i)
Pledgee may transfer the membership interests of Pledgor in Issuer into the name of Pledgee and (ii) Pledgee shall be admitted as a member of Issuer in the place of Pledgor.

         (c) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by applicable law), to proceed forthwith to collect, redeem, recover, receive, appropriate, realize, sell, or otherwise dispose of and deliver said Collateral or any part thereof in one or more lots at public or private sale or sales at any exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of any credit risk, with Pledgee having the right to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Collateral or in any way relating to the rights of Pledgee hereunder, including attorneys' fees and legal expenses, shall be applied first to the satisfaction of the Obligations (in such order as Pledgee may elect and whether or not due) and then to the payment of any other amounts required by applicable law, including Section 9-615(a)(3) of the Uniform Commercial Code, with Pledgor to be and remain liable for any deficiency. Pledgor shall be liable to Pledgee and Lenders for the payment on demand of all such costs and expenses, together with interest at the highest rate then applicable to Obligations set forth in the Loan Agreement or the Indenture, as the case may be, and any attorneys' fees and legal expenses incurred in good faith by Pledgee. Any such amounts shall constitute Obligations under the Loan Agreement and may be charged by Pledgee to the loan account of Pledgor maintained by Pledgee at its option. Pledgor agrees that ten (10) days prior written notice by Pledgee designating the place and time of any public sale or of the time after which any private sale or other intended disposition of any or all of the Collateral is to be made, is reasonable notification of such matters.

         (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Collateral or any part thereof, the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell such Collateral or such part thereof by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such


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sale may legally be effected without registration. Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit Issuer, even if Issuer would agree, to register such Collateral for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall be deemed to have been in a commercially reasonable manner.

         (e) All of the Pledgee's and Lenders' rights and remedies, including, but not limited to, the foregoing and those otherwise arising under this Pledge Agreement, the Loan Agreement, the Indenture and the other Financing Agreements, the instruments comprising the Collateral, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient. No failure or delay on the part of Pledgee or any Lender in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

         7.  JURY TRIAL WAIVER; OTHER WAIVERS
             AND CONSENTS; GOVERNING LAW

         (a) The validity, interpretation and enforcement of this Pledge Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

         (b) Pledgor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Pledge Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Pledge Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Pledgee shall have the right to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Pledgor or its property).

         (c) Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address and to the attention of the person set forth herein and service so made shall be deemed to be completed ten
(10) days after the same shall have been so deposited in the U.S. mails, or, at Pledgee's option, by service upon Pledgor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Pledgor shall appear in


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answer to such process, failing which Pledgor shall be deemed in default and judgment may be entered by Pledgee against Pledgor for the amount of the claim and other relief requested.

         (d) PLEDGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS PLEDGE AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGOR AND PLEDGEE OR ANY LENDER IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT PLEDGOR OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Pledgee and Lenders shall not have any liability to Pledgor (whether in tort, contract, equity or otherwise) for losses suffered by Pledgor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Pledge Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Pledgee or such Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Pledgee shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Pledge Agreement.

         8.  ACKNOWLEDGMENT AND RESTATEMENT

         (a) Rubatex Corporation ("Rubatex") has granted to Congress a security interest in, lien upon and pledge of, the Collateral as set forth in the Pledge and Security Agreement, dated April 20, 2001, between Rubatex and Congress (the "Existing Congress Agreement"). Each of Groendyk Manufacturing Company, Inc. ("Groendyk"), OleTex Inc. ("OleTex"), Midwest Rubber Custom Mixing Corp. ("Midwest") and Hoover-Hanes Rubber Custom Mixing Corp. ("Hoover", and together with Groendyk, OleTex and Midwest and certain of their affiliates, each an "Existing Entity" and, collectively, "Existing Entities") have merged with and into Rubatex with Pledgor as the surviving corporation pursuant to the Agreement of Merger, dated on or about the date hereof, by and among Rubatex, Pledgor and the Existing Entities (the "Merger"). In connection with the Merger, Rubatex has changed it corporate name to RBX Industries, Inc. (the entity defined herein as "Pledgor").

         (b) Pledgor hereby expressly assumes, adopts and ratifies the Existing Congress Agreement and acknowledges, confirms and agrees that: (i) Pledgor is and shall continue to be unconditionally liable in all respects for all of the Obligations pursuant to the Existing Congress Agreement, without offset, defense or counterclaim of any kind, nature or description whatsoever, (ii) the security interest, lien and pledge of the Collateral in favor of Congress and the perfection and priority thereof shall continue upon the Collateral as acquired by Pledgor pursuant to the Merger in all respects in full force and effect, (iii) Pledgee has and shall continue to have security interests in, liens upon and pledges of all of the Collateral heretofore granted to Congress pursuant to the Existing Congress Agreement to secure the Obligations, as well as any Collateral granted hereunder or under the other Financing Agreements granted to or held by Pledgee, (iv) the agreements and obligations of Rubatex contained in the Existing Congress Agreement constitute the legal, valid and binding obligations of Pledgor enforceable against Pledgor in accordance with its respective terms, (v) Pledgee is entitled to all of the rights and remedies provided for in the Existing Congress Agreement and (vi) the security interest, lien and pledge of the Collateral in favor of Pledgee is and shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests, whether hereunder, under the other Financing Agreements or the Existing Congress Agreement.

         (c) Except as otherwise stated in Section 8(b) hereof and this Section 8(c), as of the date hereof, the terms, conditions, covenants, agreements, representations and warranties set forth in the Existing Congress Agreement are hereby replaced and superseded in their entirety by the terms, conditions, covenants, agreements, representations and warranties set forth in this Pledge Agreement and the other Financing Agreements, except that nothing contained herein or in the other Financing Agreements shall impair or adversely affect the continuation of the liability of Pledgor for the Obligations heretofore incurred during the Chapter 11 Cases and the security interests, liens and other interests in the Collateral heretofore granted, pledged and/or assigned by Pledgor (including during the Chapter 11 Cases) to Lenders or Pledgee. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Pledgor evidenced by or arising under the Existing Congress Agreement, and the liens and security interests securing such indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released.

         (d) Pledgor, for itself and its successors and assigns, does hereby remise, release, discharge and hold Lenders and Pledgee, and any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns harmless from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which Pledgor or its respective successors or assigns has had or may now or hereafter claim to have against Congress or Pledgee or any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns in any way arising from or connected with the Existing Congress Agreement or the arrangements set forth therein or transactions thereunder up to and including the date hereof.

         9.  MISCELLANEOUS

         (a) Pledgor agrees that at any time and from time to time upon the written request of Pledgee, Pledgor shall execute and deliver such further documents, in form reasonably satisfactory to counsel for Pledgee, and will take or cause to be taken such further acts as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Collateral granted to Pledgee hereunder.

         (b) Beyond the exercise of reasonable care to assure the safe custody of the Collateral (whether such custody is exercised by Pledgee, or Pledgee's nominee, agent or bailee) Pledgee or Pledgee's nominee agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor or foreclosure with respect thereto.

         (c) All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, ten (10) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

         If to Pledgor:      RBX Industries, Inc.
                             5221 Valleypark Drive
                             Roanoke, Virginia 24019
                             Attention: Mr. John C. Cantlin
                             Fax No.: 540-561-6027

         If to Pledgee:      Congress Financial Corporation, as Collateral Agent
                             1133 Avenue of the Americas
                             New York, New York 10036
                             Attention: Portfolio Manager
                             Fax No.: 212-545-4283


         (d) All references to the term "Chapter 11 Cases" wherever used herein shall mean the Chapter 11 Cases of Pledgor and certain of its affiliates (other than Issuer) under the United States Bankruptcy Code referred to as In re RBX Corporation, et al., Case No. 7-01-00436 (WRS), Jointly Administered, which were pending in the United States Bankruptcy Court for the Western District of Virginia, Roanoke Division. All references to the term "Bankruptcy Code" wherever used herein shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all official rules, regulations and interpretations thereunder or related thereto. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Pledgor, Pledgee, any Lender and Issuer pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Pledge Agreement" and words of similar import when used in this Pledge Agreement shall refer to this Pledge

Agreement as a whole and not any particular provision of this Pledge Agreement and as this Pledge Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 12.3 of the Loan Agreement or is cured in a manner satisfactory to Pledgee. All references to the term "Person" or "Persons" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability corporation, limited liability company, limited liability participation, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

         (e) This Pledge Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Pledgor and its successors and assigns and inure to the benefit of and be enforceable by Pledgee and Lenders and respective successors and assigns.

         (f) If any provision of this Pledge Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Pledge Agreement as a whole, but this Pledge Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         (g) Neither this Pledge Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Pledgee. Pledgee and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of their rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Pledgee (and Lenders with respect to any waiver of an Event of Default). Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Pledgee or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Pledgee or such Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         (h) In the event of any specific inconsistency between the terms, covenants, representations, warranties or other provisions of this Pledge Agreement and those of the Confirmation Order, the terms and provisions of the Confirmation Order shall govern with respect to such specific inconsistency.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the day and year first above written.

                                                   RBX INDUSTRIES, INC.

                                                   By: /s/ Eugene I. Davis
                                                       -----------------------

                                                   Title: CRO and President
                                                          --------------------

                                    EXHIBIT A
                                       TO
               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                                                                                      % Interest
Issuer                                     Operating Agreement                           Owned
------                                     -------------------                        -----------
NeoCork Technologies, L.L.C.        Dated as of January 1, 2001 by and                    65%
                                    among NeoCork Technologies,
                                    L.L.C. and each person
                                    designated as a member therein




                                    EXHIBIT B
                                       TO
               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                     Form of Instruction to Register Pledge

         The undersigned ("Pledgor") hereby irrevocably instructs NeoCork Technologies, L.L.C. (the "Company") to register the pledge and collateral assignment by Pledgor pursuant to the Amended and Restated Pledge and Security Agreement, dated August __, 2001 (the "Pledge Agreement"), by and between Pledgor and Congress Financial Corporation, as Collateral Agent ("Pledgee") of all of its interests in the Company as described in the Pledge Agreement. In giving this instruction, Pledgor advises the Company that no revocation or modification of the instructions contained herein shall be effective until Pledgee shall have given its prior written consent thereto.

Dated: August __, 2001

                                                    RBX INDUSTRIES, INC.

                                                    By: _______________________

                                                    Title: ____________________

                                    EXHIBIT C
                                       TO

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                 Form of Confirmation of Registration of Pledge

         NeoCork Technologies, L.L.C., a Delaware limited liability company (the "Company"), hereby confirms to Congress Financial Corporation, as collateral agent (the "Pledgee") as follows:

                  (i) The pledge and collateral assignment by RBX Industries, Inc., of all of its interests in the Company pursuant to the Amended and Restated Pledge and Security Agreement, dated as of August __, 2001, by and between RBX Industries, Inc., as pledgor, and Pledgee, was registered by the Company on _______________, 2001;


                  (ii) The registered owners of all of the outstanding membership interests in the Company (the "Interests") are as follows:

                  Owner                                        Interest
                  -----                                        --------

                  RBX Industries, Inc.                         65%

                  NeoCork Technologies, Inc.                   35%

Taxpayer ID No.: 54-1563245

                  (iii)  The registered pledgee of all of the Interests is:

                           Congress Financial Corporation, as Collateral Agent 1133 Avenue of the Americas
                           New York, New York 10036
                           Taxpayer Identification No.: 13-4002035

                  (iv) There are no liens or restrictions of the Company nor any adverse claim to which the Interests are or may be subject.

Dated: __________, 2001
                                    NEOCORK TECHNOLOGIES, L.L.C.

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------



                                      C-1